Exhibit 10.1


                                  AMENDMENT TO
                      SENIOR EXECUTIVE EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO SENIOR EXECUTIVE EMPLOYMENT AGREEMENT (this "Amendment") is made as of the 19th day of December, 2007, by and between Deckers Outdoor Corporation, a Delaware corporation (the "Company"), and Zohar Ziv (the "Executive").

                                    RECITALS
                                    --------

     WHEREAS, the Company and Executive are parties to that certain Senior Executive Employment Agreement dated as of March 6, 2006 (the "Agreement"); and

     WHEREAS, in connection with and as a condition to the Company's promotion of Executive to the position of Chief Operating Officer of the Company, the Company and Executive have agreed to enter into this Amendment to amend the Agreement on the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree that the Agreement shall be amended as follows:

     1. Section 1.2. Section 1.2 is hereby amended and restated to read, in its entirety as follows:

          "1.2     POSITION AND RESPONSIBILITIES. The Executive will serve as
     Chief Operating Officer, and will report to the Chief Executive Officer and President. The Executive will continue to serve as Chief Financial Officer of the Company in an interim basis until the appointment of a Chief Financial Officer."

     2. Section 1.3. Section 1.3 shall be amended and restated to read, in its entirety, as follows:

          "1.3     TERM. The term of the Executive's employment under this
     Agreement will commence on the effective date of this Agreement as first written above and will continue, unless sooner terminated, until December 31, 2009. Employment of the Executive is at will and will continue until such time as written notice of termination is given by the Company or written notice is given by the Executive."

     3. Section 2.1. Section 2.1 shall be amended and restated to read, in its entirety, as follows:

          "2.1     BASE SALARY. Effective as of January 1, 2008, the Company
     will pay to the Executive an annual base salary of Three Hundred Seventy Five Thousand Dollars ($375,000) to be paid in equal installments in accordance with the Company's general payment policies in effect during the term hereof (the "Base Salary"). Executive's annual base salary may be
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     reviewed prior to December 31, 2008 and appropriate increases to salary implemented. If Executive's annual base salary is not revised effective January 1, 2009, his existing salary will continue on a monthly basis until changed. This provision does not alter the at-will nature of Executive's employment or the provisions of Articles III and IV below."

     4. No Other Changes. Except as expressly modified by this Amendment, all terms of the Agreement shall remain in full force and effect.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original and all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment to Senior Executive Employment Agreement as of the date first above written.

                                            THE COMPANY

                                            DECKERS OUTDOOR CORPORATION
                                            a Delaware corporation


                                            By:  /s/ Angel R. Martinez
                                                 -------------------------------

                                            Its: President and CEO
                                                 -------------------------------


                                            EXECUTIVE

                                                /s/ Zohar Ziv
                                            ------------------------------------
                                            Zohar Ziv